Shutterstock Announces Formation Of Shutterstock.AI And The Acquisition Of Three Leading Artificial Intelligence Platforms

Shutterstock.AI to offer computer vision and predictive performance solutions with the goal of enhancing creative performance

New York, NY - July 27, 2021 - Shutterstock, Inc. (NYSE: SSTK), a leading global creative platform offering full-service solutions, high-quality content, and tools for brands, businesses and media companies, today announced the launch of Shutterstock.AI, a newly formed subsidiary with insights and data at the heart of its mission. Additionally, the newly established Shutterstock.AI has acquired three leading AI platforms, Pattern89, Datasine, and Shotzr.

With these three acquisitions, Shutterstock.AI will continue to rapidly develop its own predictive performance capabilities to help creatives and customers accomplish their goals by making more data-informed content decisions.

In the near term, Shutterstock.AI will commercialize data assets within Shutterstock’s immense content library, which includes over 400 million images, videos, music tracks, and 3D models, as well as partner with innovative companies to grow their capabilities in computer vision and content insights to power the next generation of AI models.

“With these three acquisitions, Shutterstock.AI will help our customers globally solve the biggest creative challenge they have -- discovering and selecting the right content that is relevant, and that resonates with audiences. We want our customers to create with confidence,” said Stan Pavlovsky, Chief Executive Officer at Shutterstock. “To complement this, Shutterstock.AI will also help new customer segments accelerate the development of artificial intelligence, by unlocking the power of the data associated with our vast content library. From autonomous vehicles, to content moderation, to AI powered process automation, Shutterstock.AI's high quality data and services will enable companies to develop the next generation of technologies.”

Shutterstock.AI sees the future of creativity through the lens of performance, as the engine that will transform customers’ ideas into accomplishments. With the acquisition of these three creative AI companies, and the creation of Shutterstock.AI, Shutterstock is redefining what creativity means, and helping solve our customers’ problems by expertly navigating the availability of content. Looking ahead, Shutterstock.AI will develop predictive creative AI models, leveraging cutting edge technology to help customers make more informed content choices, providing more confidence about the performance of what they produce.

About the Acquired Companies:

Pattern89: Pattern89 provides industry-level and custom insights for predictive performance at scale. Utilizing these insights allows marketers, agencies and creatives to make the right decisions -- down to colors, copy and even emojis -- without having to live A/B test. Pattern89’s sophisticated workflow allows real time monitoring of campaign performance, as well as one-click optimization. www.pattern89.com

Datasine: Datasine’s AI provides the insights and acumen for campaign decision-making. Their team of data scientists and psychologists have created algorithms that analyze the creative elements of an ad better than humans. The company’s artificial intelligence reviews past campaign performance of digital assets and provides recommendations for optimizing their performance. www.datasine.com

Shotzr: Shotzr uses human responsiveness to imagery, applying insights to any image for predictive analysis to ensure customers select the right image for social media and digital campaigns that will resonate with audiences. www.shotzr.com

The aggregate cash consideration paid for Pattern89, Datasine, and Shotzr was approximately $35 million. Shutterstock will provide additional detail during its second quarter earnings call on July 27th, 2021.

For more information, please visit www.shutterstock.AI.

About Shutterstock
Shutterstock, Inc. (NYSE: SSTK), is a leading global creative platform offering full-service solutions, high-quality content, and tools for brands, businesses and media companies. Directly and through its group subsidiaries, Shutterstock's comprehensive collection includes high-quality licensed photographs, vectors, illustrations, videos, 3D models and music. Working with its growing community of over 1.8 million contributors, Shutterstock adds hundreds of thousands of images each week, and currently has more than 380 million images and more than 22 million video clips available.

Headquartered in New York City, Shutterstock has offices around the world and customers in more than 150 countries. The Company also owns Offset, a high-end image collection; Shutterstock Studios, an end-to-end custom creative shop; PremiumBeat, a curated royalty-free music library; Shutterstock Editorial, a premier source of editorial images and videos for the world's media; TurboSquid, a leading 3D content marketplace; Amper Music, an AI-driven music platform; and Bigstock, a value-oriented stock media offering.

For more information, please visit www.shutterstock.com and follow Shutterstock on Twitter and on Facebook.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding management's future business, future results of operations or financial condition, including new or planned features, products or services, management strategies, Shutterstock's expectations regarding financial outlook and future growth and profitability, statements regarding anticipated effects of the Company's acquisition of Pattern89, Datasine, and Shotzr and statements regarding anticipated improvements in operations. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "plan," "opportunities" and other similar expressions. However, not all forward-looking statements contain these words. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; our inability to continue to attract and retain customers and contributors to our online marketplace for creative content; competitive factors; our inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of our content; our inability to increase market awareness of Shutterstock and our products and services; our inability to effectively manage our growth; our inability to grow at historic growth rates or at all; technological interruptions that impair access to our websites; assertions by third parties of infringement of intellectual property rights by Shutterstock, our inability to effectively manage risks associated with operating internationally; our exposure to foreign exchange rate risk; our inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to our products and services; our inability to effectively expand our operations into new products, services and technologies; our inability to protect the confidential information of customers; increased tax liabilities associated with our worldwide operations, including our exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; public health crises including the COVID-19 pandemic; general economic and political conditions worldwide, including disruption and volatility caused by COVID-19 and any resulting economic recession; our inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.